UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                   May 4, 2007


                      NORTH ATLANTIC TRADING COMPANY, INC.
 ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
 ------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                333-31931                             13-3961898
 ------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)

        3029 West Muhammad Ali Boulevard
        Louisville, Kentucky                                         40212
 ------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                       (Zip Code)

                                 (502) 778-4421
 ------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

      On May 4, 2007, North Atlantic Trading Company, Inc. ("NATC") and North Atlantic Holding Company, Inc. ("NAHC" and, together with NATC, the "Companies"), the corporate parent of NATC, entered into a Consulting Agreement (the "Consulting Agreement") with Evolution Partners and Jack Africk, a director of the Companies, to provide for the services of Mr. Africk as an officer of and consultant to the Companies. The Consulting Agreement provides for Mr. Africk to serve as President and Chief Executive Officer of NAHC and as Vice Chairman of the Boards of Directors of each of NAHC and NATC, effective as of April 16, 2007. The Companies will pay Evolution Partners $350,000 annually, with an annual bonus target of fifty percent (50%) of annual compensation based upon the achievement of certain performance goals established by the Boards of Directors, paid solely at the discretion of the Boards. Mr. Africk will also receive a grant of stock options to purchase 29,000 shares of common stock of NAHC, on such terms as determined by the Board of Directors of NAHC, and is eligible to receive all benefits and programs generally available to similarly situated executives of the Companies. The Consulting Agreement acknowledges that under the terms of the Helms Amendment (as defined below), Thomas F. Helms, Jr., Executive Chairman of the Companies, must obtain Mr. Africk's written consent before voting to elect or remove members of the Board of Directors of NAHC, so long as Mr. Africk is engaged as a consultant by the Companies and has not been determined to be disabled (as defined in the Consulting Agreement). The Consulting Agreement supersedes and terminates all of the Companies' existing agreements with Evolution Partners and Mr. Africk.

      On May 4, 2007, the Companies and Mr. Helms entered into an amendment (the "Helms Amendment") to the Employment Agreement between NAHC and Mr. Helms, dated February 14, 2006. Under the terms of the Helms Amendment, Mr. Helms will continue to serve as Executive Chairman of the Boards of Directors of NAHC and NATC and his annual salary will be reduced, effective as of May 16, 2007, from $482,000 to $350,000. His duties and responsibilities will consist of those duties and responsibilities typical of an Executive Chairman. Mr. Helms was also granted a bonus for 2006 of $82,000. Pursuant to the Helms Amendment, Mr. Helms must obtain Mr. Africk's written consent before voting to elect or remove members of the Board of Directors of NAHC, so long as Mr. Africk is engaged as a consultant by the Companies and has not been determined to be disabled (as defined in the Consulting Agreement).

      The foregoing summary of certain terms of the Consulting Agreement and the Helms Amendment is qualified in its entirety by reference to the full text of the Consulting Agreement and the Helms Amendment, which are attached hereto as
Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

      10.1 Consulting Agreement, dated May 4, 2007, between North Atlantic Trading Company, Inc., North Atlantic Holding Company, Inc., Evolution Partners and Jack Africk.

      10.2 Amendment, dated May 4, 2007, between North Atlantic Holding Company, Inc., North Atlantic Trading Company, Inc. and Thomas F. Helms, Jr., to the Employment Agreement, dated February 14, 2006, between North Atlantic Holding Company, Inc. and Thomas F. Helms, Jr.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORTH ATLANTIC TRADING COMPANY, INC.


                                    By:   /s/ Brian C. Harriss
                                         -------------------------------------
                                    Name:  Brian C. Harriss
                                    Title: Senior Vice President and Chief
                                           Financial Officer


Date: May 8, 2007

                                  EXHIBIT INDEX

  No.       Description
  ---       -----------

  10.1 Consulting Agreement, dated May 4, 2007, between North Atlantic Trading Company, Inc., North Atlantic Holding Company, Inc., Evolution Partners and Jack Africk.

  10.2 Amendment, dated May 4, 2007, between North Atlantic Holding Company, Inc., North Atlantic Trading Company, Inc. and Thomas F. Helms, Jr., to the Employment Agreement, dated February 14, 2006, between North Atlantic Holding Company, Inc. and Thomas F. Helms, Jr.